UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 2, 2009

GoAmerica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29359	22-3693371
(State or Other Jurisdiction of InCompany)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 Hackensack Avenue

Hackensack, NJ 07601

(Address of principal executive offices) (Zip code)

(201) 996-1717

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Announcement of Forthcoming Name Change

On February 2, 2009, GoAmerica, Inc. issued a press release announcing that its Board of Directors and stockholders have approved an amendment to its Certificate of Incorporation to change the Company’s name to Purple Communications, Inc. GoAmerica expects the name change to be effective on or about February 11, 2009. In connection with its name change, GoAmerica has reserved “PRPL” as its new trading symbol on the NASDAQ Capital Market. GoAmerica expects to trade under its new trading symbol on the day immediately following the effective date of its name change.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoAmerica, Inc.
(Registrant)

By:	/s/ Michael J. Pendergast
Name:	Michael J. Pendergast
Title:	General Counsel & Corporate Secretary

Date: February 2, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 2, 2009.